SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Alpha G Innovations Trust

(Name of Registrant as Specified in Its Charter)

Not Applicable

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Gabelli Pet Parents’ Fund

A series of Alpha G Innovations Trust

One Corporate Center

Rye, New York 10580-1422

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [Date of Meeting], 2026

[   ], 2026

Dear Shareholder:

The Board of Trustees of Alpha G Innovations Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Gabelli Pet Parents’ Fund (the “Fund”) to be held at [Location / virtual meeting link], on [   ], 2026 at [   ], Eastern Time, for the following purposes:

1.	To approve a revised fundamental industry concentration policy;

2.	To replace the Fund’s investment objective with a new non-fundamental investment objective;

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Shareholders of record as of the close of business on [   ], 2026 are entitled to notice of and to vote at the special meeting or any adjournment or postponement thereof. The Notice of Special Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [   ], 2026.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [   ], 2026.

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Card are available at [WEBSITE].

By Order of the Board of Trustees

[Name of Officer], [Title]
[ ], 2026

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

QUESTIONS AND ANSWERS

We recommend that you read the complete Proxy Statement. The following Questions and Answers provide an overview of the Proposals and the information contained in this Proxy Statement.

Q.	What is this document and why did we send it to you?

A.	This is a Proxy Statement that provides information about a proposal to revise the Fund’s industry concentration policy and a proposal to replace the Fund’s fundamental investment objective with a new non-fundamental investment objective. The proposals require the approval of the Fund’s shareholders.

Q.	Has the Board approved the proposed industry concentration policy change and investment objective change?

A.	Yes. The Board approved the revision of the Fund’s industry concentration policy and amendment to the investment objective at its meeting held on August 11, 2026. After careful consideration, the Board, including all of the Trustees who are not “interested persons” of the Trust (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Trustees”), determined that these changes are in the best interests of the Fund and its shareholders. The Board recommends that the Fund’s shareholders approve the proposals.

Q.	Why is the Fund’s industry concentration policy being changed?

A.	The Board approved changes to the Fund, including a name change from Gabelli Pet Parents’ Fund to the G-Legion Defense Fund. In conjunction with the name change, the Fund will no longer concentrate its investments in the pet industry. If approved by shareholders, the Fund will concentrate its investments in defense, national security, aerospace, cybersecurity, intelligence, public safety, and related industries, consistent with the Fund’s new strategy.

Q.	Why is the Fund’s investment objective being changed?

A.	The Board believes that it is appropriate to change the Fund’s investment objective in order to better align the Fund’s investment objective with its new strategy. In addition, the proposed change from a fundamental investment objective to a non-fundamental investment objective would permit the Board to amend the Fund’s investment objective in the future without shareholder approval when the Board believes that the change is in the best interests of shareholders, without the cost and delay of calling a meeting of the shareholders.

Q.	Are the Proposals contingent on one another?

A.	No. The shareholders of the Fund will vote separately on each Proposal, and the Proposals are not contingent on one another. If a Proposal is approved by shareholders, it will be implemented on or about November 3, 2026, regardless of whether the other Proposal is approved by shareholders.

Q.	When will the proposed changes become effective?

A.	If shareholders approve the proposals set forth herein, the following changes are expected to occur simultaneously on or about November 3, 2026: (i) the name change from Gabelli Pet Parents’ Fund to G-Legion Defense Fund; (ii) the new concentration policy will take effect; (iii) the new investment objective will take effect; (iv) the Fund’s investment strategies will be revised as described herein; (v) the adviser transition to Teton Advisors, LLC; (vi) the appointment of G-Legion, LLC as sub-adviser; and (vii) an amended registration statement describing the Fund as modified will become effective.

Important information regarding the proposals is set forth in the Proxy Statement.

Please read it carefully.

Gabelli Pet Parents’ Fund

A series of Alpha G Innovations Trust

One Corporate Center

Rye, New York 10580-1422

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held [  ], 2026

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Alpha G Innovations Trust (the “Trust”) on behalf of Gabelli Pet Parents’ Fund (the “Fund”), a series of the Trust, for use at a special meeting of the shareholders of the Fund (the “Meeting”) to be held at [Location / virtual meeting link], on [   ], 2026 at [Time], Eastern Time, and at any and all adjournments or postponements thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [   ], 2026.

The Meeting has been called by the Board for the following purposes:

1.	To amend the Fund’s fundamental investment restriction regarding industry concentration.

2.	To approve a new non-fundamental investment objective.

3.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on [   ], 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

A copy of the Fund’s most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to Gabelli Pet Parents’ Fund, One Corporate Center, Rye, New York 10580-1422 or by calling 800-GABELLI (800-422-3554).

PROPOSAL 1

To Approve the Fund’s Revised Fundamental Industry Concentration Policy

The Board of Trustees (the “Board”) of the Alpha G Innovations Trust (the “Trust”) has approved a name change and changes in objective and strategies for the Gabelli Pet Parents’ Fund (the “Fund”). Effective on or about November 3, 2026, the name of the Fund will change to G-Legion Defense Fund, and the investment strategies of the Fund will change to focus on defense-related industries. In conjunction with these changes, and subject to shareholder approval, the Fund’s industry concentration policy will change.

Current Policy	Proposed Policy
The Fund may not invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry or group of industries except that the Fund will invest 25% or more in the pet industry.	The Fund may not invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry or group of industries except that the Fund will invest 25% or more in the defense industry.

Effective on or about November 3, 2026, Teton Advisors, LLC (the “Adviser”) will serve as the investment adviser to the Fund. Effective on or about November 3, 2026, G-Legion, LLC will serve as the investment sub-adviser to the Fund. G-Legion, LLC was established as a specialized investment platform focused on the defense, national security, and aerospace sectors. The G-Legion platform was formed to provide investors with dedicated exposure to companies that support national defense, homeland security, cybersecurity, aerospace technology, intelligence services, and related industries. The Adviser and the Board believe this investment theme represents a compelling long-term opportunity driven by sustained government demand, geopolitical dynamics, and technological innovation. The Board believes that changing the fundamental policy is in the best interests of shareholders because an investment strategy focused on the defense and national security sectors presents a more attractive and scalable investment opportunity for the Fund.

At a Board meeting held on August 11, 2026, the Board unanimously approved the revision to the Fund’s fundamental policy regarding industry concentration.

Accordingly, the Board, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” Proposal 1.

PROPOSAL 2

To Approve a New Non-Fundamental Investment Objective

In conjunction with the Fund’s proposed name change and changes in investment strategies, the Board approved a new investment objective of the Fund. The Board and the Adviser believe that it is appropriate to change the Fund’s investment objective to align it with the Fund’s revised investment strategies.

Current Investment Objective	Proposed Investment Objective
The Fund seeks to provide capital appreciation	The Fund seeks to provide long-term capital appreciation

The Fund’s current investment objective is a “fundamental policy,” meaning that it may not be changed without shareholder approval. The new objective will be a “non-fundamental policy,” meaning that it may be changed without shareholder approval.

The change from a fundamental investment objective to a non-fundamental investment objective would permit the Board to amend the Fund’s investment objective in the future without shareholder approval when the Board believes that the change is in the best interests of shareholders, without the cost and delay of calling a meeting of the shareholders. The Board believes that this change will allow for greater flexibility and enable the Board to act quickly in response to market conditions. Shareholders of the Fund would be given notice of any change to the Fund’s investment objective in the future prior to its implementation.

At a Board meeting held on August 11, 2026, the Board unanimously approved the changes to the Fund’s investment objective.

Accordingly, the Board, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” Proposal 2.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a non-diversified series of Alpha G Innovations Trust, an open-end investment company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on November 29, 2018. The Trust’s principal offices are located at One Corporate Center, Rye, New York 10580-1422. The Board supervises the business activities of the Fund. The Fund retains various organizations to perform specialized services. The Fund currently retains Gabelli Funds, LLC as investment adviser and administrator. In connection with the implementation of the Fund’s proposed name change and changes in investment strategies, Teton Advisors, LLC will become the Fund’s investment adviser, and G-Legion, LLC will become the Fund’s investment sub-adviser. Gabelli Funds, LLC will continue to serve as the Fund’s administrator. BNY Mellon Investment Servicing (US) Inc., located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as sub-administrator.  G.distributors, LLC, located at One Corporate Center, Rye, New York 10580-1422, serves as distributor of the Fund. SS&C Global Investor & Distribution Solutions, Inc., located at 801 Pennsylvania Avenue STE 219204, Kansas City, Missouri 64105-1307, serves as transfer agent. The Bank of New York Mellon, located at 240 Greenwich Street, New York, New York, 10286, serves as the custodian for the securities and cash of the Fund’s portfolio.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly and timely executed proxy will be voted for approval of the proposals and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. A proxy not received in a timely fashion will not count for the purposes of the proposals. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following numbers of shares of beneficial interest of the Fund were issued and outstanding:

FUND	Voting Securities Outstanding
	Class I	Class A
Gabelli Pet Parents’ Fund	[ ]	[ ]

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on the proposals. Shareholders of the Fund will vote separately with respect to their shares in the Fund. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

For the Fund, an affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposals. As defined in the Investment Company Act of 1940, as amended (the “1940 Act”), a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (i) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares of the Fund, whichever is less.

For the Fund, shareholders of thirty-three and one-third percent (33-1/3%) of the shares of the Fund present in person or by proxy shall constitute a quorum for the transaction of any business.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposals, non-votes and abstentions will have the same effect as a vote against the proposals because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, as a group, the Trustees and officers of the Trust owned no shares of the Fund as of the Record Date.

As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name & Address	Shares	Percentage of Share Class
Gabelli Pet Parents’ Fund
Class I
[ ]	[ ]	[ ]
Gabelli Pet Parents’ Fund
Class A
[ ]	[ ]	[ ]

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to shareholders for approval.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to [Name of Officer], [Title of Officer], One Corporate Center, Rye, New York 10580-1422. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

COST OF SOLICITATION

The Board of Trustees is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by [Teton Advisors, LLC]. It is expected that such expenses will be approximately $[   ]. In addition to solicitation by mail, the Trust will request the insurance companies, banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and [Teton Advisors, LLC] will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and [Teton Advisors, LLC] may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder requests otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, or if you wish to receive a separate proxy in the future or are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 800-GABELLI (800-422-3554), or write the Trust at One Corporate Center, Rye, New York 10580-1422.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [   ], 2026

A copy of the Notice of Special Meeting, the Proxy Statement, and Proxy Card are available at [www.proxyvote.com].

BY ORDER OF THE BOARD OF TRUSTEES

[Name of Officer], [Title]
Dated: [ ], 2026

If you have any questions before you vote, please call our proxy information line at [   ]. Representatives are available Monday through Friday, 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy materials or about how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Alpha G Innovations Trust

One Corporate Center

Rye, New York 10580-1422

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [   ], 2026

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints [   ], [each] an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Gabelli Pet Parents’ Fund (the “Fund”) to be held at the offices of the Fund’s administrator, [ADDRESS] on [   ], 2026 at [   ], [   ] time, and at any and all adjournments thereof, all shares of beneficial interest of the Fund, on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS AND, IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature	Date

Signature of Joint Shareholder	Date

▲ FOLD HERE PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.

		FOR	AGAINST	ABSTAIN
1.	To approve a revised fundamental industry concentration policy.	☐	☐	☐
2.	To approve a new non-fundamental investment objective.	☐	☐	☐
3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	☐	☐	☐

A copy of the Proxy Statement is available online at: www.proxyvote.com

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

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